                                                                    EXHIBIT 10.4

                                    GUARANTY


                  THIS GUARANTY is made and entered into by ORLEANS HOMEBUILDERS, INC., a Delaware corporation (the "Guarantor"), for the benefit of WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association ("Agent"), as agent for each of the Lenders that are party to the Loan Agreement referred to below.

         1. OBLIGORS. The "Obligors" means Greenwood Financial, Inc., a Delaware corporation ("Master Borrower"), and each of the other Borrower entities from time to time party to that certain Amended and Restated Revolving Credit Loan Agreement dated as of January 24, 2006, by and among Master Borrower, the current Borrowers, Agent and Lenders (the "Loan Agreement"). Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

         2. OBLIGATIONS. The "Obligations" means all existing and hereafter incurred or arising indebtedness, obligations and liabilities of the Obligors to the Lenders, whether absolute or contingent, direct or indirect arising out of the Loan Agreement, promissory notes made by Borrowers to Lenders (the "Notes") dated of even date herewith in the aggregate principal amount of $650,000,000, and all replacements thereof (the "Notes") and the Mortgages referred to therein, including without limitation all interest, expenses, costs (including collection costs) and fees (including reasonable attorney's fees and prepayment fees) incurred, arising or accruing (whether prior or subsequent to the filing of any bankruptcy petition by or against any Obligor) under or in connection with any of the foregoing. If the term "Obligor" includes more than one person or entity, the Obligations shall include all Obligations of any one or more of such persons or entities, whether such Obligations are individual, joint, several or joint and several.

         3. UNCONDITIONAL GUARANTY. In consideration of the existing Obligations, Guarantor, intending to be legally bound, absolutely and unconditionally guaranties to Lenders the payment, performance and satisfaction when due (whether by stated maturity, demand, acceleration or otherwise) of all Obligations. The obligations of the Guarantor hereunder shall continue in full force and effect irrespective of the validity, legality or enforceability of any agreements, notes or documents pursuant to which any of the Obligations arise, or the existence, value or condition of any collateral for any of the Obligations, or of any other guaranty of the Obligations, or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor.

         4. COST OF ENFORCEMENT. Guarantor agrees to pay Agent and Lenders all costs and expenses (including reasonable attorney's fees) at any time incurred by Lenders in the enforcement of this Guaranty against Guarantor.

         5. PAYMENT BY GUARANTOR. Payment by Guarantor is due upon demand by Agent and is payable in immediately available funds in lawful money of the United States of America.

         6. CONTINUING GUARANTY. This Guaranty shall continue in full force and effect with respect to Guarantor until all Obligations have been paid, performed and satisfied in full.

         7. WAIVERS AND CONSENTS BY GUARANTOR. Guarantor unconditionally consents to, and waives as a defense to liability hereunder, each of the following: (a) any waiver, inaction, delay or lack of diligence by Agent or Lenders in enforcing their rights against any Obligor or in any property, or the unenforceability of any such rights, including any failure to perfect, protect or preserve any lien or security interest which may be intended directly or indirectly to secure any of the Obligations, and the absence of notice thereof to Guarantor, (b) the absence of any notice of the incurrence or existence of any Obligation, (c) any action, and the absence of notice thereof to Guarantor, taken by Agent or Lenders or any Obligor with respect to any of the Obligations, including any release, subordination or substitution of any collateral or release, termination, compromise, modification or amendment of any instrument executed by or applicable to any Obligor or of any claim, right or remedy against any Obligor or any property, (d) any impairment of Guarantor's right to reimbursement by way of subrogation, indemnification or contribution, (e) any other action taken or omitted by Agent and Lenders in good faith with respect to the Obligations, (f) the absence or inadequacy of any formalities of every kind in connection with enforcement of the Obligations, including presentment, demand, notice and protest, and (g) the waiver of any rights of Agent and Lenders under or any action taken or omitted by Agent or Lenders with respect to any other guaranty of the Obligations.

         8. OTHER AGREEMENTS BY GUARANTOR. Guarantor agrees that there shall be no requirement that Lenders document their acceptance of this Guaranty, evidence its reliance thereon, or that Lenders take any action against any person or any property prior to taking action against Guarantor. Guarantor further agrees that Lenders' rights and remedies hereunder shall not be impaired or subject to any stay, suspension or other delay as a result of any Obligor's insolvency or as a result of any proceeding applicable to any Obligor or any Obligor's property under any bankruptcy or insolvency law. Guarantor also agrees that payments and other reductions on the Obligations may be applied to such of the Obligations and in such order as Lenders may elect.

         9. SUBROGATION AND SIMILAR RIGHTS. Guarantor will not exercise any rights with respect to Lenders or any Obligor related to or acquired in connection with or as a result of its making of this Guaranty which it may acquire by way of subrogation, indemnification or contribution, by reason of payment made by it hereunder or otherwise, until after the date on which all of the Obligations shall have been satisfied in full, and until such time any such rights against Borrowers shall be fully subordinate in lien and payment to any claim in connection with the Obligations which Lenders now or hereafter have against any Obligor. If any amount shall be paid to Guarantor on account of such subrogation, indemnification or contribution at any time when all of the Obligations and all other expenses guaranteed pursuant hereto shall not have been paid in full, such amount shall be held in trust for the benefit of Lenders, shall be segregated from the other funds of Guarantor and shall forthwith be paid over to Agent to be applied in whole or in part by Lenders against the Obligations, whether matured or unmatured, in such order as the Lenders shall determine in their discretion pursuant to the Loan Agreement. If Guarantor shall make payment to Agent or Lenders of all or any portion of the Obligations and all of the Obligations shall be paid in full, Guarantor's right of subrogation shall be without recourse to and without any implied warranties by Agent or Lenders and shall remain fully subject and subordinate to Lenders' right to collect any other amounts which may thereafter become due to Lenders by the Borrowers in connection with the Obligations.

         10. REINSTATEMENT OF LIABILITY. If any claim is made upon the Agent or Lenders for repayment or recovery of any amount or amounts received by Agent or Lenders in payment or on account of any Obligations and Lenders repay all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over the Lenders or any of their property, or (b) any settlement or compromise in good faith with any such claimant (including Obligor), then and in such event Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Guarantor, notwithstanding any termination hereof or the cancellation of any note or other instrument evidencing any Obligation, and Guarantor shall remain liable to the Lenders hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Lenders.

         11. SECURITY INTEREST. Guarantor hereby assigns to each Lender a security interest in any balance or assets in any deposit or other account of Guarantor in or with such Lender whenever and so long as any of the Obligations shall be outstanding and unpaid and agrees that the security interest hereby granted shall be independent of the right of setoff, but the application of any proceeds thereof shall be governed by the Loan Agreement.

         12. EFFECT OF OTHER AGREEMENTS. The provisions of this Guaranty are cumulative and concurrent with Agent's and Lenders' rights and remedies against Guarantor under any existing or future agreement pertaining to or evidencing any of the Obligations. No such additional agreement shall be deemed a modification or waiver hereof unless expressly so agreed by Lenders in writing in accordance with the Loan Agreement. If Agent or Lenders hold any other guaranty or surety agreement applicable to any of the Obligations, the liability of Guarantor hereunder shall be joint and several with each party obligated on such other guaranty or surety agreement, unless otherwise agreed by Lenders in writing in accordance with the Loan Agreement.

         13. NOTICES. All notices given under this Guaranty shall be given in the manner to the addresses set forth in the Loan Agreement.

         14. MISCELLANEOUS.

                  14.1 No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by Guarantor and Agent and has been approved by Lenders in accordance with the provisions of the Loan Agreement. No waiver of any provisions of this Guaranty, and no waiver or consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by Agent after receipt of Lenders' approval in accordance with the provisions of the Loan Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  14.2 Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

                  14.3 The obligations of Guarantor hereunder shall not be subject to any counterclaim, setoff, deduction or defense based upon any related or unrelated claim which Guarantor may now or hereafter have against Agent or any Lender or any Obligor, except payment of the Obligations, and shall not be affected by any change in any Obligor's legal status or ownership or by any change in corporate, partnership or other organizational structure applicable to any Obligor.

                  14.4 This Guaranty shall (i) be binding on Guarantor and its successors and assigns, and (ii) inure, together with all rights and remedies of Agent and Lenders hereunder, to the benefit of Agent and Lenders and their respective successors, transferees and assigns. Notwithstanding the foregoing clause (i), none of the rights or obligations of Guarantor hereunder may be assigned or otherwise transferred.

                  14.5 This Guaranty shall be governed by and construed in accordance with the internal laws, and not the law of conflicts, of the Commonwealth of Pennsylvania.

         15. CONSENT TO JURISDICTION AND VENUE. IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE RELATIONSHIP EVIDENCED HEREBY, GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN OR SERVING BUCKS OR PHILADELPHIA COUNTIES IN THE COMMONWEALTH OF PENNSYLVANIA AND AGREES NOT TO RAISE ANY OBJECTION TO SUCH JURISDICTION OR TO THE LAYING OR MAINTAINING OF THE VENUE OF ANY SUCH PROCEEDING IN SUCH COUNTY. GUARANTOR AGREES THAT SERVICE OF PROCESS IN ANY SUCH PROCEEDING MAY BE DULY EFFECTED UPON IT BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO GUARANTOR.





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         16. WAIVER OF JURY TRIAL. GUARANTOR HEREBY WAIVES, AND AGENT AND LENDERS BY THEIR ACCEPTANCE HEREOF HEREBY WAIVE, TRIAL BY JURY IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE RELATIONSHIP EVIDENCED HEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR AGENT AND LENDERS TO ENTER INTO, ACCEPT OR RELY UPON THIS GUARANTY.

         IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of this 24th day of January, 2006.

                                           ORLEANS HOMEBUILDERS, INC., a
                                           Delaware corporation


                                           By:  Joseph A. Santangelo
                                                ------------------------------
                                                Joseph A. Santangelo
                                                Chief Financial Officer